Exhibit (a)(17)

AMENDED & RESTATED

SCHEDULE A

TO AGREEMENT AND DECLARATION OF TRUST

This Amended and Restated Schedule A, as amended July 5, 2017 (“Schedule A”), to the Ivy Funds Agreement and Declaration of Trust dated November 13, 2008, (the “Agreement”), is effective as of July 5, 2017, and supersedes any prior Schedule A to the Agreement.

Fund Series	Share Class
Ivy Advantus Bond Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Advantus Real Estate Securities Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Apollo Multi-Asset Income Fund	Class A Class C Class I Class N Class Y

Ivy Apollo Strategic Income Fund	Class A Class C Class I Class N Class Y

Ivy Asset Strategy Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Balanced Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy California Municipal High Income Fund	Class A Class C Class I Class Y

Ivy Core Equity Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Crossover Credit Fund	Class A Class E Class I Class N Class R Class Y

Ivy Cundill Global Value Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Dividend Opportunities Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Emerging Markets Equity Fund	Class A Class B Class C Class I Class N Class R Class T Class Y

Ivy Energy Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy European Opportunities Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy Global Bond Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy Global Equity Income Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy Global Growth Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy Global Income Allocation Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Government Money Market Fund	Class A Class B Class C Class E Class N

Ivy High Income Fund	Class A Class B Class C Class E Class I Class N Class R Class T Class Y

Ivy IG International Small Cap Fund	Class A Class C Class I Class N Class Y

Ivy International Core Equity Fund	Class A Class B Class C Class E Class I Class N Class R Class T Class Y

Ivy Large Cap Growth Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy LaSalle Global Real Estate Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy LaSalle Global Risk-Managed Real Estate Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy Limited-Term Bond Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Managed International Opportunities Fund	Class A Class B Class C

Class E Class I Class N Class R Class Y

Ivy Micro Cap Growth Fund	Class A Class B Class C Class I Class N Class R Class Y

Ivy Mid Cap Growth Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Mid Cap Income Opportunities Fund	Class A Class C Class E Class I Class N Class R Class Y

Ivy Municipal Bond Fund	Class A Class B Class C Class I Class N Class Y

Ivy Municipal High Income Fund	Class A Class B Class C Class I Class N Class Y

Ivy Natural Resources Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Pictet Emerging Markets Local Currency Debt Fund	Class A Class C Class E Class I Class N Class R Class Y

Ivy Pictet Targeted Return Bond Fund	Class A Class C Class I Class N Class Y

Ivy PineBridge High Yield Fund	Class A Class I Class N Class R

Ivy ProShares Interest Rate Hedged High Yield Index Fund	Class A Class E Class I Class N Class R

Ivy ProShares MSCI ACWI Index Fund	Class A Class E Class I Class N Class R

Ivy ProShares Russell 2000 Dividend Growers Index Fund	Class A Class E Class I Class N Class R

Ivy ProShares S&P 500 Bond Index Fund	Class A Class E Class I Class N Class R

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Class A Class E Class I Class N Class R

Ivy Science and Technology Fund	Class A Class B Class C Class E Class I Class N Class R Class Y

Ivy Small Cap Core Fund	Class A Class B Class C Class I Class N Class R Class T Class Y

Ivy Small Cap Growth Fund	Class A Class B Class C Class E Class I Class N Class R Class T Class Y

Ivy Tax-Managed Equity Fund	Class A Class B Class C Class I Class N Class Y

Ivy Value Fund	Class A Class B Class C Class I Class N Class R Class Y